SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): ______________

XIOM CORP.
(Exact Name Of Registrant As Specified In Charter)

DELAWARE	333-71748	11-3460949
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

78 Lamar Street
West Babylon, New York 11704
(Address Of Principal Executive Offices)

Phone number (631) 643-4400
(Issuer Telephone Number)

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 4                      Matters related to Accountants and Financial Statements

Item 4.02                      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 24, 2008, the officers of the registrant concluded that financial statements included in the following filings should no longer be relied upon;

10-KSB for the fiscal year ended September 30, 2007
10-QSB for the quarter ended December 31, 2007
10-QSB/A1 for the quarter ended December 31, 2007
10-QSB for the quarter ended March 31, 2008
10-QSB/A1 for the quarter ended March 31, 2008
10-QSB for the quarter ended June 30, 2008
10-QSB/A1 for the quarter ended June 30, 2008

These conclusions were reached based on comment letters received by the registrant from the Securities and Exchange Commission that resulted from their review of these filings.

Authorized officers of the registrant have discussed with the registrant’s independent accountant the matters disclosed in the filing pursuant to Item 4.02(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

XIOM CORP.

By: /s/ Andrew B. Mazzone
Andrew B. Mazzone, President

Dated: January 12, 2009